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                                                                 Exhibit 99.1


                                  CONFIDENTIAL






                    Maidenform Worldwide, Inc. and Subsidiaries





                        November Financial Reporting Package

                      November 1997 Financial Reporting Package

                                      Contents


SCHEDULE                                                       PAGE
--------                                                       ----

November 1997 Month
   -Income Statement........................................   1
   -Balance Sheet...........................................   2
   -Cash Flow Statement.....................................   3

Second Half to Date, 1997
   -Income Statement........................................   4
   -Cash Flow Statement.....................................   5


                    For use by the office of the U.S Trustee

                  Maidenform Worldwide, Inc. and Subsidiaries
                      November 1997 Month Income Statement
                                 (in thousands)

                                                                ACTUAL
                                                              ---------

Net sales..................................................    $14,891
Cost of sales..............................................     11,371
                                                             ---------
Gross profit...............................................      3,520
     %.....................................................       23.6%

Operating expenses
    Design.................................................        276
    G&A....................................................      1,391
    Advertising............................................        359
    Selling................................................      2,704
    Distribution...........................................      1,069
                                                             ---------
    Total..................................................      5,799
                                                             ---------
Loss before
    interest and taxes (EBIT)..............................     (2,279)

Interest...................................................       (434)
Interest--Pre Petition.....................................        --
Reorganization cost........................................       (427)
Other......................................................        (85)
                                                             ---------
Pretax loss................................................     (3,225)

Taxes......................................................        (27)
                                                             ---------
NET LOSS...................................................  $  (3,198)
                                                             ---------
                                                             ---------


                                    (1)

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                  Maidenform Worldwide, Inc. and Subsidiaries
                    Balance Sheets for the Periods Indicated
                                 (in thousands)

                                                                                                         OCTOBER
                                                                                                           1997
                                                                                                        ----------
                                                                                                          ACTUAL
                                                                                                        ----------
                                                    ASSETS
Current assets
    Cash..............................................................................................  $    5,422
    Accounts receivable...............................................................................      22,126
    Inventories.......................................................................................      84,258
    Other current assets..............................................................................      10,399
                                                                                                        ----------
        Total current assets..........................................................................     122,205
Property, plant & equipment, net......................................................................      41,041
Other assets..........................................................................................      49,434
                                                                                                        ----------
        Total assets..................................................................................  $  212,680
                                                                                                        ----------
                                                                                                        ----------
                                                  LIABILITIES
Current liabilities
  Liabilites Not Subject to Compromise
    Current Liabilities:
    Accounts payable..................................................................................       8,496
    Accrued expenses..................................................................................      21,160
    1997 Restructuring reserve                                                                              19,710
    Revolver..........................................................................................         583
                                                                                                        ----------
        Total current liabilities.....................................................................      49,949
  Liabilites Subject to Compromise....................................................................     242,664
  Other Liabilities...................................................................................       2,398
                                                                                                        ----------
  Total liabilities...................................................................................     295,011
                                                                                                        ----------
                                                    EQUITY
Stock.................................................................................................           5
Paid in capital.......................................................................................      40,899
Retained earnings (deficit)...........................................................................     (18,848)
Year to date income (loss)............................................................................    (102,310)
Minimum pension liability adj.........................................................................      (2,077)
                                                                                                        ----------
    Total equity (deficit)............................................................................     (82,331)
                                                                                                        ----------
        Total liabilities and equity..................................................................  $  212,680
                                                                                                        ----------
                                                                                                        ----------

                                     (2)

                   Maidenform Worldwide, Inc. & Subsidiaries
                  November 1997 Month Statement of Cash Flows
                                 (in thousands)

                                                                                                           ACTUAL
                                                                                                          ---------
Operating Activities

Net loss................................................................................................  $  (3,198)

Adjustments to reconcile net loss to net cash
 used in operating activities:
  Depreciation and amortization.........................................................................        628
  Pension expense.......................................................................................         42
  Minority interest in loss of subsidiary...............................................................        (44)
  Provisions for accounts receivable allowances.........................................................        696
  Changes in operating assets and liabilities:
   Decrease (increase) in accounts receivable...........................................................        363
   Increase in inventories..............................................................................     (4,925)
   Increase in prepaid expenses and other assets........................................................       (326)
   Increase in accounts payable, accrued expenses, taxes and sundry
     liabilities........................................................................................      2,373
                                                                                                           ---------
Net cash used in operating activities...................................................................     (4,391)
                                                                                                           ---------
Investing activities

Additions to property, plant and equipment..............................................................        (75)
                                                                                                           ---------
Net cash used in investing activities...................................................................        (75)
                                                                                                           ---------
Financing activities

Net Borrowings under revolving credit loans.............................................................      1,145
Other...................................................................................................          7
                                                                                                           ---------
Net cash provided by financing activities...............................................................  $   1,152
                                                                                                           ---------
Decrease in cash........................................................................................  $  (3,314)
Cash at beginning of period.............................................................................      8,736
                                                                                                           ---------
Cash at end of period...................................................................................  $   5,422
                                                                                                           ---------

                                      (3)

                  Maidenform Worldwide, Inc. and Subsidiaries
                   Second Half to Date, 1997 Income Statement
                                 (in thousands)
                              July--November 1997

                                                                                                          ACTUAL
                                                                                                        ----------
Net sales.............................................................................................  $   89,930
Cost of sales.........................................................................................      69,318
                                                                                                        ----------
Gross profit..........................................................................................      20,612
    %.................................................................................................        22.9%

Operating expenses
    Design............................................................................................       1,633
    G&A...............................................................................................       5,969
    Advertising.......................................................................................       3,642
    Selling...........................................................................................      15,568
    Distribution......................................................................................       5,404
                                                                                                        ----------
    Total.............................................................................................      32,216
                                                                                                        ----------
Loss before
    interest and taxes (EBIT).........................................................................     (11,604)

Interest..............................................................................................      (2,962)
Interest--Pre Petition................................................................................      --
Financing Fees........................................................................................      (1,000)
Reorganization cost...................................................................................      (3,343)
Other.................................................................................................        (319)
                                                                                                        ----------
Pretax loss...........................................................................................     (19,228)

Taxes.................................................................................................          46
                                                                                                        ----------
NET LOSS..............................................................................................  $  (19,274)
                                                                                                        ----------
                                                                                                        ----------
EBIT..................................................................................................     (11,604)

Depreciation..........................................................................................       2,721
                                                                                                        ----------
EBITDAR...............................................................................................  $   (8,883)
                                                                                                        ----------
                                                                                                        ----------
Per covenant..........................................................................................  $  (15,300)
                                                                                                        ----------
                                                                                                        ----------

                                    (4)

                   Maidenform Worldwide, Inc. & Subsidiaries
               Second Half to Date, 1997 Statement of Cash Flows
                                 (in thousands)
                              July--November 1997

                                                                                                          ACTUAL
                                                                                                        ----------
Operating Activities

Net loss..............................................................................................  $  (19,274)
Adjustments to reconcile net loss to net cash
 used in operating activities:
  Depreciation and amortization.......................................................................       3,226
  Pension expense.....................................................................................         283
  Minority interest in loss of subsidiary.............................................................        (441)
  Payments made from unfunded retirement plan.........................................................         (71)
  Provision for restructuring.........................................................................          16
  Provisions for accounts receivable allowances.......................................................       1,055
  Changes in operating assets and liabilities:
   (Increase) decrease in accounts receivable.........................................................        (484)
   Decrease (Increase) in inventories.................................................................         770
   Increase in prepaid expenses and other assets......................................................      (1,260)
   Increase in accounts payable, accrued expenses, taxes and sundry
     liabilities......................................................................................      15,117
                                                                                                        ----------
Net cash used in operating activities.................................................................      (1,063)
                                                                                                        ----------
Investing activities
Additions to property, plant and equipment............................................................        (148)
                                                                                                        ----------
Net cash used in investing activities.................................................................        (148)
                                                                                                        ----------
Financing activities
Net borrowings under revolving credit loans...........................................................       2,636
Other.................................................................................................        (153)
                                                                                                        ----------
Net cash provided by financing activities.............................................................  $    2,483
                                                                                                        ----------
Increase in cash......................................................................................  $    1,272
Cash at beginning of period...........................................................................       4,150
                                                                                                        ----------
Cash at end of period.................................................................................  $    5,422
                                                                                                        ----------

                                     (5)